                                                     Exhibit 99.4
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

     --------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.      ACCRUAL BASIS
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
     --------------------------------------------

     --------------------------------------------
     JUDGE: Barbara J. Houser
     --------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:

     /s/ Drew Keith                                                       Chief Financial Officer
     --------------------------------------------             -------------------------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                TITLE

     Drew Keith                                                           7/22/2002
     --------------------------------------------             -------------------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                                      DATE

     PREPARER:

     /s/ Jessica L. Wilson                                                Chief Accounting Officer
     --------------------------------------------             -------------------------------------------
     ORIGINAL SIGNATURE OF PREPARER                                         TITLE

     Jessica L. Wilson                                                    7/22/2002
     --------------------------------------------             -------------------------------------------
     PRINTED NAME OF PREPARER                                               DATE

---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

    -------------------------------------------
    CASE NAME: Kitty Hawk International, Inc.                  ACCRUAL BASIS-1
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42144                           02/13/95, RWD, 2/96
    -------------------------------------------

    -------------------------------------------

    COMPARATIVE BALANCE SHEET
    ------------------------------------------------------------------------------------------------------------------------------
                                                     SCHEDULE              MONTH                MONTH               MONTH
                                                                       -----------------------------------------------------------
    ASSETS                                            AMOUNT             April 2002            May 2002           June 2002
    ------------------------------------------------------------------------------------------------------------------------------
    1.      UNRESTRICTED CASH                               $40,098                  $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    2.      RESTRICTED CASH                                                  $9,236,289           $9,236,039          $8,998,075
    ------------------------------------------------------------------------------------------------------------------------------
    3.      TOTAL CASH                                      $40,098          $9,236,289           $9,236,039          $8,998,075
    ------------------------------------------------------------------------------------------------------------------------------
    4.      ACCOUNTS RECEIVABLE (NET)                    $9,006,275          $7,654,980           $7,654,980          $7,805,411
    ------------------------------------------------------------------------------------------------------------------------------
    5.      INVENTORY                                   $20,429,725                  $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    6.      NOTES RECEIVABLE                                                         $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    7.      PREPAID EXPENSES                                                    $30,704              $13,799             $13,799
    ------------------------------------------------------------------------------------------------------------------------------
    8.      OTHER (ATTACH LIST)                         $21,367,511       ($327,626,410)       ($327,628,459)      ($327,592,409)
    ------------------------------------------------------------------------------------------------------------------------------
    9.      TOTAL CURRENT ASSETS                        $50,843,609       ($310,704,437)       ($310,723,641)      ($310,775,124)
    ------------------------------------------------------------------------------------------------------------------------------
    10.     PROPERTY, PLANT & EQUIPMENT                $474,988,760        $468,794,669         $468,794,669        $468,794,669
    ------------------------------------------------------------------------------------------------------------------------------
    11.     LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                       $421,848,208         $421,848,208        $421,848,208
    ------------------------------------------------------------------------------------------------------------------------------
    12.     NET PROPERTY, PLANT &
            EQUIPMENT                                  $474,988,760         $46,946,461          $46,946,461         $46,946,461
    ------------------------------------------------------------------------------------------------------------------------------
    13.     DUE FROM INSIDERS                                                        $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    14.     OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                               $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    15.     OTHER (ATTACH LIST)                                                      $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    16.     TOTAL ASSETS                               $525,832,369       ($263,757,976)       ($263,777,180)      ($263,828,663)
    ------------------------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
    ------------------------------------------------------------------------------------------------------------------------------
    17.     ACCOUNTS PAYABLE                                                    $89,930              $91,059             $62,327
    ------------------------------------------------------------------------------------------------------------------------------
    18.     TAXES PAYABLE                                                            $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    19.     NOTES PAYABLE                                                            $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    20.     PROFESSIONAL FEES                                                        $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    21.     SECURED DEBT                                                             $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    22.     OTHER (ATTACH LIST)                                           ($155,981,469)       ($155,989,129)      ($155,997,651)
    ------------------------------------------------------------------------------------------------------------------------------
    23.     TOTAL POSTPETITION
            LIABILITIES                                                   ($155,891,539)       ($155,898,070)      ($155,935,324)
    ------------------------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
    ------------------------------------------------------------------------------------------------------------------------------
    24.     SECURED DEBT                                $23,187,921         $19,559,127          $19,559,127         $19,559,127
    ------------------------------------------------------------------------------------------------------------------------------
    25.     PRIORITY DEBT                                $4,672,323                  $0                   $0                  $0
    ------------------------------------------------------------------------------------------------------------------------------
    26.     UNSECURED DEBT                             $392,188,633         $16,799,238          $16,799,238         $16,799,238
    ------------------------------------------------------------------------------------------------------------------------------
    27.     OTHER (ATTACH LIST)                                             $75,013,024          $75,013,024         $75,013,024
    ------------------------------------------------------------------------------------------------------------------------------
    28.     TOTAL PREPETITION LIABILITIES              $420,048,877        $111,371,389         $111,371,389        $111,371,389
    ------------------------------------------------------------------------------------------------------------------------------
    29.     TOTAL LIABILITIES                          $420,048,877        ($44,520,150)        ($44,526,681)       ($44,563,935)
    ------------------------------------------------------------------------------------------------------------------------------
    EQUITY
    ------------------------------------------------------------------------------------------------------------------------------
    30.     PREPETITION OWNERS' EQUITY                                      $16,327,446          $16,327,446         $16,327,446
    ------------------------------------------------------------------------------------------------------------------------------
    31.     POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                              ($235,565,272)       ($235,577,945)      ($235,592,174)
    ------------------------------------------------------------------------------------------------------------------------------
    32.     DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
    ------------------------------------------------------------------------------------------------------------------------------
    33.     TOTAL EQUITY                                         $0       ($219,237,826)       ($219,250,499)      ($219,264,728)
    ------------------------------------------------------------------------------------------------------------------------------
    34.     TOTAL LIABILITIES &
            OWNERS' EQUITY                             $420,048,877       ($263,757,976)       ($263,777,180)      ($263,828,663)
    ------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                    Monthly Operating Report

    -------------------------------------------
    CASE NAME: Kitty Hawk International, Inc.    ACCRUAL BASIS-2
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
    -------------------------------------------

    -------------------------------
    INCOME STATEMENT
    -----------------------------------------------------------------------------------------------------------------------
                                                     MONTH              MONTH             MONTH                 QUARTER
                                               ---------------------------------------------------------
    REVENUES                                       April 2002          May 2002         June 2002                TOTAL
    -----------------------------------------------------------------------------------------------------------------------
    1.     GROSS REVENUES                                    $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    2.     LESS: RETURNS & DISCOUNTS                         $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    3.     NET REVENUE                                       $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    -----------------------------------------------------------------------------------------------------------------------
    4.     MATERIAL                                          $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    5.     DIRECT LABOR                                      $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    6.     DIRECT OVERHEAD                                   $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    7.     TOTAL COST OF GOODS SOLD                          $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    8.     GROSS PROFIT                                      $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    -----------------------------------------------------------------------------------------------------------------------
    9.     OFFICER / INSIDER COMPENSATION                    $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    10.    SELLING & MARKETING                               $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    11.    GENERAL & ADMINISTRATIVE                     ($1,724)           $5,044           $14,704               $18,024
    -----------------------------------------------------------------------------------------------------------------------
    12.    RENT & LEASE                                      $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    13.    OTHER (ATTACH LIST)                               $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    14.    TOTAL OPERATING EXPENSES                     ($1,724)           $5,044           $14,704               $18,024
    -----------------------------------------------------------------------------------------------------------------------
    15.    INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                              $1,724           ($5,044)         ($14,704)             ($18,024)
    -----------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    -----------------------------------------------------------------------------------------------------------------------
    16.    NON-OPERATING INCOME (ATT. LIST)             ($1,900)         ($11,592)         ($11,326)             ($24,818)
    -----------------------------------------------------------------------------------------------------------------------
    17.    NON-OPERATING EXPENSE (ATT. LIST)                 $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    18.    INTEREST EXPENSE                                  $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    19.    DEPRECIATION / DEPLETION                          $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    20.    AMORTIZATION                                      $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    21.    OTHER (ATTACH LIST)                               $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    22.    NET OTHER INCOME & EXPENSES                  ($1,900)         ($11,592)         ($11,326)             ($24,818)
    -----------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    -----------------------------------------------------------------------------------------------------------------------
    23.    PROFESSIONAL FEES                           $103,315           $27,671           $20,087              $151,073
    -----------------------------------------------------------------------------------------------------------------------
    24.    U.S. TRUSTEE FEES                                 $0                $0              $250                  $250
    -----------------------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                               $0                $0                $0                    $0
    -----------------------------------------------------------------------------------------------------------------------
    26.    TOTAL REORGANIZATION EXPENSES               $103,315           $27,671           $20,337              $151,323
    -----------------------------------------------------------------------------------------------------------------------
    27.    INCOME TAX                                  ($39,876)          ($8,449)          ($9,487)             ($57,812)
    -----------------------------------------------------------------------------------------------------------------------
    28.    NET PROFIT (LOSS)                           ($59,815)         ($12,674)         ($14,228)             ($86,717)
    -----------------------------------------------------------------------------------------------------------------------

===========================================================================================================================

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

   --------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.     ACCRUAL BASIS-3
   --------------------------------------------

   --------------------------------------------
   CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
   --------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                    MONTH                MONTH                MONTH            QUARTER
                                                --------------------------------------------------------------
   DISBURSEMENTS                                       April 2002           May 2002            June 2002           TOTAL
   -----------------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH                               $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   -----------------------------------------------------------------------------------------------------------------------------
   2.     CASH SALES                                              $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   -----------------------------------------------------------------------------------------------------------------------------
   3.     PREPETITION                                             $0                  $0                 $375              $375
   -----------------------------------------------------------------------------------------------------------------------------
   4.     POSTPETITION                                            $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
    5.    TOTAL OPERATING RECEIPTS                                $0                  $0                 $375              $375
   -----------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   -----------------------------------------------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)                          $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                                          $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                                     $0                  $0                ($375)            ($375)
   -----------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS                            $0                  $0                ($375)            ($375)
   -----------------------------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                                          $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                                    $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   -----------------------------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                                             $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                                      $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID                           $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   15.    SECURED / RENTAL / LEASES                               $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                                               $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                                               $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES                                     $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                                        $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                                  $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                           $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE                                   $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                                $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                             $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                                     $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL OPERATING DISBURSEMENTS                           $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   -----------------------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                                       $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                                       $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)                                     $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES                           $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS                                     $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   32.    NET CASH FLOW                                           $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                                     $0                  $0                   $0                $0
   -----------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ----------------------------------------------
  CASE NAME: Kitty Hawk International, Inc.           ACCRUAL BASIS-4
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42144                                02/13/95, RWD, 2/96
  ----------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE                 MONTH              MONTH                 MONTH
                                                                  ------------------------------------------------------------
  ACCOUNTS RECEIVABLE AGING                         AMOUNT                April 2002          May 2002             June 2002
  ----------------------------------------------------------------------------------------------------------------------------
  1.      0-30                                                                     $0                 $0              $150,530
  ----------------------------------------------------------------------------------------------------------------------------
  2.      31-60                                                                    $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  3.      61-90                                                                    $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  4.      91+                                                              $7,654,980         $7,654,980            $7,654,880
  ----------------------------------------------------------------------------------------------------------------------------
  5.      TOTAL ACCOUNTS RECEIVABLE                             $0         $7,654,980         $7,654,980            $7,805,410
  ----------------------------------------------------------------------------------------------------------------------------
  6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                          $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  7.      ACCOUNTS RECEIVABLE (NET)                             $0         $7,654,980         $7,654,980            $7,805,410
  ----------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                                                MONTH:  June 2002
                                                                                                --------------------------
  ----------------------------------------------------------------------------------------------------------------------------
                                   0-30              31-60                  61-90               91+
  TAXES PAYABLE                    DAYS               DAYS                    DAYS              DAYS                  TOTAL
  ----------------------------------------------------------------------------------------------------------------------------
  1.      FEDERAL                           $0                  $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  2.      STATE                             $0                  $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  3.      LOCAL                             $0                  $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  4.      OTHER (ATTACH LIST)               $0                  $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  5.      TOTAL TAXES PAYABLE               $0                  $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
  6.      ACCOUNTS PAYABLE                $427            ($27,264)            $6,045            $83,119               $62,327
  ----------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------

  STATUS OF POSTPETITION TAXES                                                            MONTH:  June 2002
                                                                                                --------------------------

  ----------------------------------------------------------------------------------------------------------------------------
                                                     BEGINNING          AMOUNT                                  ENDING
                                                        TAX          WITHHELD AND/           AMOUNT              TAX
  FEDERAL                                            LIABILITY*       0R ACCRUED              PAID            LIABILITY
  ----------------------------------------------------------------------------------------------------------------------------
  1.      WITHHOLDING**                                         $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  2.      FICA-EMPLOYEE**                                       $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  3.      FICA-EMPLOYER**                                       $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  4.      UNEMPLOYMENT                                          $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  5.      INCOME                                                $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  6.      OTHER (ATTACH LIST)                                   $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  7.      TOTAL FEDERAL TAXES                                   $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  ----------------------------------------------------------------------------------------------------------------------------
  8.      WITHHOLDING                                           $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  9.      SALES                                                 $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  10.     EXCISE                                                $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  11.     UNEMPLOYMENT                                          $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  12.     REAL PROPERTY                                         $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  13.     PERSONAL PROPERTY                                     $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  14.     OTHER (ATTACH LIST)                                   $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  15.     TOTAL STATE & LOCAL                                   $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------
  16.     TOTAL TAXES                                           $0                 $0                 $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

 ----------------------------------------------
 CASE NAME:  Kitty Hawk International, Inc.        ACCRUAL BASIS-5
 ----------------------------------------------

 ----------------------------------------------
 CASE NUMBER: 400-42144                               02/13/95, RWD, 2/96
 ----------------------------------------------

 The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:  June 2002
 --------------------------------------------                  -----------------
 BANK  RECONCILIATIONS
                                                        Account #1        Account #2       Account #3
 --------------------------------------------------------------------------------------------------------------------------
 A.         BANK:                                       Bank One          Bank One
 -------------------------------------------------------------------------------------------------------------
 B.         ACCOUNT NUMBER:                           1559691322         1559691330                                TOTAL
 -------------------------------------------------------------------------------------------------------------
 C.         PURPOSE (TYPE):                             Deposit           Payroll
 --------------------------------------------------------------------------------------------------------------------------
 1.      BALANCE PER BANK STATEMENT                               $0                 $0                $0                $0
 --------------------------------------------------------------------------------------------------------------------------
 2.      ADD: TOTAL DEPOSITS NOT CREDITED                         $0                 $0                $0                $0
 --------------------------------------------------------------------------------------------------------------------------
 3.      SUBTRACT: OUTSTANDING CHECKS                             $0                 $0                $0                $0
 --------------------------------------------------------------------------------------------------------------------------
 4.      OTHER RECONCILING ITEMS                                  $0                 $0                $0                $0
 --------------------------------------------------------------------------------------------------------------------------
 5.      MONTH END BALANCE PER BOOKS                              $0                 $0                $0                $0
 --------------------------------------------------------------------------------------------------------------------------
 6.      NUMBER OF LAST CHECK WRITTEN             N/A - Lockbox only     Account closed
 --------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------
 INVESTMENT ACCOUNTS

 --------------------------------------------------------------------------------------------------------------------------
                                                  DATE OF               TYPE OF               PURCHASE          CURRENT
 BANK, ACCOUNT NAME & NUMBER                     PURCHASE             INSTRUMENT               PRICE             VALUE
 --------------------------------------------------------------------------------------------------------------------------
 7.      N/A
 --------------------------------------------------------------------------------------------------------------------------
 8.      N/A
 --------------------------------------------------------------------------------------------------------------------------
 9.      N/A
 --------------------------------------------------------------------------------------------------------------------------
 10.     N/A
 --------------------------------------------------------------------------------------------------------------------------
 11.     TOTAL INVESTMENTS                                                                             $0                $0
 --------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------
 CASH

 --------------------------------------------------------------------------------------------------------------------------
 12.     CURRENCY ON HAND                                                                                                $0
 --------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------
 13.     TOTAL CASH - END OF MONTH                                                                                       $0
 --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   ------------------------------------------
   CASE NAME:  Kitty Hawk International, Inc       ACCRUAL BASIS-6
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42144                              02/13/95, RWD, 2/96
   ------------------------------------------

                                                   MONTH: June 2002
                                                   -----------------------------

   ------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------
                                    INSIDERS
   -----------------------------------------------------------------------------
                                 TYPE OF            AMOUNT       TOTAL PAID
              NAME               PAYMENT             PAID          TO DATE
   -----------------------------------------------------------------------------
   1.   Pete Sanderlin       Salary                        $0         $17,200
   -----------------------------------------------------------------------------
   2.   Tom Mealie           Salary                        $0         $17,200
   -----------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                        $0          $34,400
   -----------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
   ---------------------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                            TOTAL
                           ORDER AUTHORIZING       AMOUNT               AMOUNT      TOTAL PAID        INCURRED
              NAME              PAYMENT           APPROVED               PAID         TO DATE         & UNPAID *
   ---------------------------------------------------------------------------------------------------------------
   1.   N/A
   ---------------------------------------------------------------------------------------------------------------
   2.   N/A
   ---------------------------------------------------------------------------------------------------------------
   3.   N/A
   ---------------------------------------------------------------------------------------------------------------
   4.   N/A
   ---------------------------------------------------------------------------------------------------------------
   5.   N/A
   ---------------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                                   $0              $0                  $0              $0
   ---------------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
   PAYMENTS
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------
                                                    SCHEDULED         AMOUNTS
                                                     MONTHLY           PAID             TOTAL
                                                     PAYMENTS         DURING           UNPAID
              NAME OF CREDITOR                         DUE            MONTH         POSTPETITION
   -----------------------------------------------------------------------------------------------
    1.   GE Capital                                        $0              $0                  $0
   -----------------------------------------------------------------------------------------------
    2.   GE Capital                                        $0              $0                  $0
   -----------------------------------------------------------------------------------------------
    3.   GE Capital                                        $0              $0                  $0
   -----------------------------------------------------------------------------------------------
    4.   N/A                                                               $0                  $0
   -----------------------------------------------------------------------------------------------
    5.   N/A                                                                                   $0
   -----------------------------------------------------------------------------------------------
    6    TOTAL                                             $0              $0                  $0
   -----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------
  CASE NAME:  Kitty Hawk International, Inc.    ACCRUAL BASIS-7
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER: 400-42144                                02/13/95, RWD, 2/96
  -------------------------------------------

                                                MONTH:  June 2002
                                                      --------------------------

  -------------------------------------------------
  QUESTIONNAIRE

  --------------------------------------------------------------------------------------------------------------
                                                                                     YES              NO
  --------------------------------------------------------------------------------------------------------------
  1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                          X
  --------------------------------------------------------------------------------------------------------------
  2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                    X
  --------------------------------------------------------------------------------------------------------------
  3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
         LOANS) DUE FROM RELATED PARTIES?                                                              X
  --------------------------------------------------------------------------------------------------------------
  4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
         THIS REPORTING PERIOD?                                                                        X
  --------------------------------------------------------------------------------------------------------------
  5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
         DEBTOR FROM ANY PARTY?                                                                        X
  --------------------------------------------------------------------------------------------------------------
  6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                  X
  --------------------------------------------------------------------------------------------------------------
  7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
         PAST DUE?                                                                                     X
  --------------------------------------------------------------------------------------------------------------
  8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                              X
  --------------------------------------------------------------------------------------------------------------
  9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                    X
  --------------------------------------------------------------------------------------------------------------
  10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
         DELINQUENT?                                                                                   X
  --------------------------------------------------------------------------------------------------------------
  11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
         REPORTING PERIOD?                                                                             X
  --------------------------------------------------------------------------------------------------------------
  12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                               X
  --------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
  EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------

  -------------------------------------------------
  INSURANCE

  --------------------------------------------------------------------------------------------------------------
                                                                                     YES               NO
  --------------------------------------------------------------------------------------------------------------
  1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
  --------------------------------------------------------------------------------------------------------------
  2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
  --------------------------------------------------------------------------------------------------------------
  3.     PLEASE ITEMIZE POLICIES BELOW.
  --------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
  HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
  AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------
                                            INSTALLMENT PAYMENTS
  --------------------------------------------------------------------------------------------------------------
               TYPE OF                                                                   PAYMENT AMOUNT
               POLICY                             CARRIER          PERIOD COVERED         & FREQUENCY
  --------------------------------------------------------------------------------------------------------------
         See Kitty Hawk, Inc. Case #400-42141
  --------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

---------------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                 FOOTNOTES SUPPLEMENT
---------------------------------------------------

---------------------------------------------------
CASE NUMBER: 400-42144                                    ACCRUAL BASIS
---------------------------------------------------

                                          MONTH:           June 2002
                                                --------------------------------

------------------------------------------------------------------------------------------------------------
  ACCRUAL BASIS       LINE
   FORM NUMBER       NUMBER                 FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      6                      All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------------
                              Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------------
                              Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      7                      All insurance plans related to the Company are carried
------------------------------------------------------------------------------------------------------------
                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------------
                              400-42141.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
   General                   This operation closed in May of 2000. Costs incurred
------------------------------------------------------------------------------------------------------------
                              consisted of costs associated with shut down
------------------------------------------------------------------------------------------------------------
                              procedures and maintaining collateral.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      3                8     All cash received into the Company cash accounts is swept
------------------------------------------------------------------------------------------------------------
                              each night to Kitty Hawk, Inc. Master Account (see Case
------------------------------------------------------------------------------------------------------------
                              #400-42141).
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      3                31    All disbursements (either by wire transfer or check), including payroll, are
------------------------------------------------------------------------------------------------------------
                              disbursed out of the Kitty Hawk, Inc. controlled disbursement
------------------------------------------------------------------------------------------------------------
                              account.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      4                6     All assessments of uncollectible accounts receivable are done
------------------------------------------------------------------------------------------------------------
                              at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
------------------------------------------------------------------------------------------------------------
                              are recorded at Inc. and pushed down to Inc.'s subsidiaries
------------------------------------------------------------------------------------------------------------
                              as deemed necessary.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      3                28    All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                             June 2002

8.  OTHER (ATTACH LIST)                               $ (327,592,409) Reported
                                                      --------------
       Intercompany Receivables                         (342,557,317)
       A/R Senior Noteholders                                      -
       Deferred Taxes                                     13,097,746
       A/R Reconciling item                                  109,022
       Note Receivable - Kalitta charters                    500,000
       Deposits - Aircraft                                   360,971
       Deposits - Rent                                       481,774
       Security Deposit                                      415,395
                                                      --------------
                                                        (327,592,409) Detail
                                                      --------------
                                                                   -  Difference

22. OTHER  (ATTACH LIST)                              $ (155,989,129) Reported
                                                      --------------
       Accrued income taxes                             (157,051,964)
       Accrued Misc                                          285,750
       Insurance Deposit                                     765,585
       Accrued Fuel                                           11,500
                                                      --------------
                                                        (155,989,129) Detail
                                                      --------------
                                                                   -  Difference

27. OTHER (ATTACH LIST)                               $   75,013,024  Reported
                                                      --------------
       Deferred Taxes                                     87,246,212
       Accrued Taxes payable                             (18,954,646)
       Aircraft Maintenance Reserves                               -
       Accrued Fuel expenses                               5,403,028
       Prepaid Fuel                                       (5,633,963)
       Accrued Salaries/Vacation/Employee Benefits         4,075,349
       Uncleared 4/28/00 Payroll Checks                       66,601
       A/P Other/Accrued/Unrecorded                         (275,816)
       Purchase reserves                                   1,762,176
       Accrued Landing fees/parking/cargo fees             1,646,149
       Various accrued taxes                               1,313,200
       Other Misc accruals                                (1,635,266)
                                                      --------------
                                                          75,013,024  Detail
                                                      --------------
                                                                   -  Difference

ACCRUAL BASIS-2

21  NON-OPERATING INCOME (ATT. LIST)                        ($11,326) Reported
                                                      ---------------
       Interest income on restricted cash investments        (11,592)
                                                                   -
                                                      --------------
                                                             (11,592) Detail
                                                      --------------
                                                                 266  Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                          375) Reported
                                                      --------------
                                                                   -
       Transfer to Inc - all money sweeps
        to KH Inc. Case #400-42141                              (375)
                                                      --------------
                                                                (375) Detail
                                                      --------------
                                                                   -  Difference